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                                  EXHIBIT 23.3

                      CONSENT OF PRICEWATERHOUSECOOPERS LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 24, 1998, except for the first paragraph of Note 9 which is as of August 27, 1999, relating to the financial statements of Arcxel Technologies, Inc., which appears in Vixel Corporation's Registration Statement on Form S-1.





PricewaterhouseCoopers LLP
Seattle, Washington
September 28, 1999